Exhibit 31.1

                                  CERTIFICATION

I, Angelo Chinnici, M.D., certify the following:

      1. I have reviewed this annual report on Form 10-KSB of Amazon Biotech, Inc.;

      2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

      3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Amazon Biotech, Inc. as of, and for, the periods presented in this annual report;

      4. Amazon Biotech, Inc.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Amazon Biotech, Inc. and we have done the following:

            a. designed such disclosure controls and procedures to ensure that material information relating to Amazon Biotech, Inc. is made known to us by others within the Company, particularly during the period in which this annual report is being prepared;

            b. evaluated the effectiveness of Amazon Biotech, Inc.'s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

            c. presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

      5. Amazon Biotech, Inc.'s other certifying officer and I have disclosed, based on our most recent evaluation, to Amazon Biotech, Inc.'s auditors and the audit committee of Amazon Biotech Inc.'s board of directors:

            a. all significant deficiencies in the design or operation of internal controls which could adversely affect Amazon Biotech, Inc.'s ability to record, process, summarize and report financial data and have identified for Amazon Biotech, Inc.'s auditors any material weaknesses in internal controls; and

            b. any fraud, whether or not material, that involves management or other employees who have a significant role in Amazon Biotech, Inc.'s internal controls; and

      6. Amazon Biotech, Inc.'s other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


November 12, 2004                           /s/ Angelo Chinnici, M.D.
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                                            [GRAPHIC OMITTED]
                                            Angelo Chinnici, M.D.
                                            Chief Executive Officer
                                            (Principal Executive Officer)